Exhibit 32(b)

18 U.S.C. Section 1350 Certification

I hereby certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that the accompanying Form 10-Q of Sandy Spring Bancorp, Inc. (“Bancorp”) for the quarterly period ended June 30, 2019, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934(15 U.S.C. 78m or 78o(d)); and that the information contained in this Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Bancorp.

By:       /s/ Philip J. Mantua___________

             Philip J. Mantua

             Executive Vice President and Chief Financial Officer

             Date: August 9, 2019